Exhibit 99.2

PRESS RELEASE

December 6th 2023

5E ADVANCED MATERIALS ANNOUNCES RESTRUCTURING SUPPORT AGREEMENT AND NEW EQUITY CAPITAL

Agreement strengthens capital structure and balance sheet, bringing in up to $35 million of new equity capital, helping to fund the next stage of mining and small-scale facility for boric acid and lithium production

HESPERIA, CA., December 6, 2023 (GLOBE NEWSWIRE) – 5E Advanced Materials, Inc. (Nasdaq: FEAM) (ASX: 5EA) (“5E” or the “Company”), a boron and lithium company with U.S. government Critical Infrastructure designation for its 5E Boron Americas Complex, today announced that it has entered into a Restructuring Support Agreement (“RSA”) with its primary lender and the holder of the Company’s senior secured convertible notes, BEP Special Situations IV, LLC (“Lender”), along with new strategic investors ("New Investors”), to restructure the Company’s capital and secure new capital (the “Transaction”) that will enable the commencement of initial mining operations and production of boric acid and lithium.

Agreement Highlights

The Company has agreed to a funding package with its Lender and the New Investors for the following:

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The New Investors to commit up to $25m USD under the Transaction and the terms of the Company’s existing senior secured convertible notes to be amended to reduce the conversion rate, extend the maturity date by one year and increase the paid-in-kind interest rate to ten percent (10%).
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Bluescape Special Situations IV, LLC provided an option to invest an additional $10M USD under the Transaction.
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The New Investors to acquire 50% of the outstanding principal amount of the convertible notes from the Lender under the RSA.
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Pursuant to the previously announced Standstill Agreement, the Lender has agreed to reduce the minimum required cash covenant in the notes to zero until June 28, 2024. Upon the closing of the Transaction, the Notes will be amended to provide for a minimum required cash covenant of $7.5M USD beginning June 28, 2024.

The Transaction will further secure the Company’s pathway to operations and the extraction of boric acid and lithium at its 5E Boron Americas complex. This comes on the heels of 5E’s recent authorization from the Environmental Protection Agency (EPA), to begin In-Situ mining operations, helping facilitate the Company’s mission of becoming the leading domestic supplier and producer of critical materials boron and lithium.

The Board of Directors have added Stefan Selig to the board, effective December 5, 2023. Mr. Selig brings valuable experience through his tenure as executive vice chairman of global corporate and investment banking at Bank of America Merrill Lynch and as President Obama’s Under Secretary for International Trade at the Department of Commerce, experience that the Company will look to utilize as it engages more deeply in discussions with government entities and advance additional financing conversations.

The Transaction is supported unanimously by the Board of Directors. The closing of the Transaction remains subject to the satisfaction of all remaining closing conditions, including the 5E stockholder vote, to be held at the upcoming special stockholder meeting.

“We are pleased to finalize the Agreement with our existing Lender and New Strategic Investors to strengthen our balance sheet and enable the move to commence initial mining operations of boric acid and lithium in the new year,” said Susan Brennan, Chief Executive Officer of 5E Advanced Materials. “With the recent receipt of authorization from the EPA allowing 5E to begin in-situ mining, 2024 looks to be a transformational year for the Company and the Transaction helps to secure our immediate future, providing 5E with capital support while expanding our opportunities for additional commercial and financing discussions.”

The Company’s legal advisors are Winston & Strawn LLP and Pachulski, Stang, Ziehl and Jones LLP. The Company’s financial advisor is Province. The New Investors legal advisors are Latham & Watkins LLP. The Lender’s legal advisors are Kirkland & Ellis, LLP.

Special Meeting of Stockholders

5E intends to file a preliminary proxy statement for a special meeting of stockholders seeking approval of the Transaction. The Transaction is crucial to strengthening the Company’s balance sheet, funding the Company’s next phase of development, and commencing mining operations for boric acid and lithium.

The Board of Directors view the Transaction as being in the best interest of the Company and stockholders as a whole, and recommend that all stockholders vote in favor of the Transaction at the company’s upcoming Special Meeting.

Contingency Considerations

The Company expects to implement the Transaction and restructuring through an out-of-court restructuring. If the conditions precedent to the out-of-court restructuring cannot be timely satisfied, including approval by the Company’s stockholders of certain proposals , the Company expects to implement the restructuring through bankruptcy in a pre-packaged Chapter 11 plan. The Company believes that completing the out-of-court restructuring will allow it to avoid possible disruptions of the business, preserve valuable capital and avoid additional expenses, and other uncertainties that would result from commencing the bankruptcy cases to effectuate the pre-packaged Chapter 11 plan.

No Offer or Solicitation

This document is for information purposes only, and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of a proxy, consent, or authorization in any jurisdiction or any vote or approval in any jurisdiction pursuant to the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus in accordance with the requirements of Section 10 of the Securities Act of 1933, as amended or an exemption therefrom.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the Transactions and certain stockholder approvals required thereby. In connection with the Transaction, the Company expects to file a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) and intends to file other relevant materials with the SEC, including a proxy statement in definitive form. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRITY ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. Copies of the proxy statement and other relevant materials and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, stockholders may obtain free copies of the proxy statement and other relevant materials by directing a request to: 5E Advanced Materials, Inc., 9329 Mariposa Road, Suite 210, Hesperia, CA 92344.

Participants in Proxy Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Transactions. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K/A filed with the SEC on October 27, 2023 and the Preliminary Proxy Statement expected to be filed with the SEC in connection with the Transaction. Other information regarding the persons who may be deemed participants in the proxy solicitations in connection with the Transaction, and a description of any interests that they have in the Transaction, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the Transaction when they become available. Stockholders, potential investors, and other interested person should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

About 5E Advanced Materials, Inc.

5E Advanced Materials, Inc. (Nasdaq: FEAM) (ASX: 5EA) is focused on becoming a vertically integrated global leader and supplier of boron specialty and advanced materials, complemented by lithium co-product production. The Company’s mission is to become a supplier of these critical materials to industries addressing global decarbonization, food and domestic security. Boron and lithium products will target applications in the fields of electric transportation, clean energy infrastructure, such as solar and wind power, fertilizers, and domestic security. The business strategy and objectives are to develop capabilities ranging from upstream extraction and product sales of boric acid, lithium carbonate and potentially other co-products, to downstream boron advanced material processing and development. The business is based on our large domestic boron and lithium resource, which is located in Southern California and designated as Critical Infrastructure by the Department of Homeland Security’s Cybersecurity and Infrastructure Security Agency.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this press release regarding our business strategy, plans, goal, and objectives are forward-looking statements. When used in this press release, the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “budget,” “target,” “aim,” “strategy,” “estimate,” “plan,” “guidance,” “outlook,” “intent,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on 5E’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the extraction of the critical materials we intend to produce and advanced materials production and development. These risks include, but are not limited to: our limited operating history in the borates and lithium industries and no revenue from our proposed extraction operations at our properties; our need for substantial additional financing to execute our business plan and our ability to access capital and the financial markets; our status as an exploration stage company dependent on a single project with no known Regulation S-K 1300 mineral reserves and the inherent uncertainty in estimates of mineral resources; our lack of history in mineral production and the significant risks associated with achieving our business strategies, including our downstream processing ambitions; our incurrence of significant net operating losses to date and plans to incur continued losses for the foreseeable future; risks and uncertainties relating to the development of the Fort Cady project, including our ability to timely and successfully complete our Small Scale Boron Facility; our ability to obtain, stockholder approval for and successfully implement the Transaction, and related matters on a timely manner or at all; the implementation of and expected benefits from certain reduced spending measures, and other risks and uncertainties set forth in our filings with the U.S. Securities and Exchange Commission from time to time. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. No representation or warranty (express or implied) is made as to, and no reliance should be place on, any information, including projections, estimates, targets, and opinions contained herein, and no liability whatsoever is accepted as to any errors, omissions, or misstatements contained herein. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as to the date of this press release.

For additional information regarding these various factors, you should carefully review the risk factors and other disclosures in the Company’s Form 10-K filed on August 30, 2023. Additional risks are also disclosed by 5E in its filings with the U.S. Securities and Exchange Commission throughout the year, including its Form 10-K, Form 10-Qs and Form 8-Ks, as well as in its filings under the Australian Securities Exchange. Any forward-looking statements are given only as of the date hereof. Except as required by law, 5E expressly disclaims any obligation to update or revise any such forward-looking statements. Additionally, 5E undertakes no obligation to comment on third party analyses or statements regarding 5E’s actual or expected financial or operating results or its securities.

For further information contact:

Davis Snyder or Joseph Caminiti Alpha IR Group FEAM@alpha-ir.com Ph: +1 (312) 445-2870	J.T. Starzecki Chief Marketing Officer jstarzecki@5eadvancedmaterials.com Ph: +1 (612) 719-5076